UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): December 20, 2018 (December 14, 2018)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
The information disclosed under Item 8.01 of this report under "Monthly Operating Report" and "Cautionary Note Regarding Monthly Operating Report" is incorporated herein by reference
Item 8.01    Other Events.
Monthly Operating Report
On December 17, 2018, the Company filed its monthly operating report for the period beginning November 1, 2018 and ending November 30, 2018 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). As previously disclosed, the Company has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws, which the Company believes is consistent with the protection of its investors and creditors as set forth in the SEC’s Exchange Act Release No. 9660, dated June 30, 1972, and Staff Legal Bulletin Number 2, dated April 15, 1997. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Company’s proceeding under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in Case No. 18-23302 (RDD) (the “Bankruptcy Proceeding”). The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Plan of Liquidation
On December 14, 2018, the Company and all of its subsidiaries filed their Joint Plan of Liquidation (the “Plan”) and Disclosure Statement for Joint Plan of Liquidation (the “Disclosure Statement”) with the Bankruptcy Court. The Plan and the Disclosure Statement are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference. The Plan is subject to approval by a vote of certain of the Company’s creditors, as described in the Disclosure Statement and the Plan, and confirmation by the Bankruptcy Court at a confirmation hearing.
The Plan provides for the Company to be dissolved, its Board of Directors to cease to serve, and its shares of common stock to be canceled for no consideration upon confirmation of the Plan. Following confirmation, the Plan calls for the Company’s remaining assets to be placed in a liquidating trust, which would undertake the final liquidation of the Company’s assets and liabilities.

The Company cautions its stockholders that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceeding is highly speculative and poses substantial risks. Trading prices for shares of the Company’s common stock may bear little or no relationship to the actual recovery, of which none is expected, by stockholders in the bankruptcy proceeding. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
The Plan and the Disclosure Statement remain subject to change, and the description thereof in this Current Report on Form 8-K is qualified in its entirety by reference to the Plan and the Disclosure Statement. In addition, information about the Company’s bankruptcy proceeding is available online at https://dm.epiq11.com/#/case/PRH/info.

Cautionary Note on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, and other variations or comparable terminology. These forward-looking statements include all statements other than historical facts. Any forward-looking statement made in this Form 8-K is not a guarantee of future performance, and actual results may differ materially from those expressed in or suggested by the forward-looking statements, as a result of various factors, including, without limitation the factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time-to-time in subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made in this Form 8-K speaks only as of the date hereof, and the Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.
Item 9.01     Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning November 1, 2018 and ending November 30, 2018
99.2	Joint Plan of Liquidation of Debtors under Chapter 11 of the Bankruptcy Code
99.3	Disclosure Statement for Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: December 20, 2018	By:	/s/ Mark Clermont
Mark Clermont
President